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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 21, 2002

                             UNITED NATIONAL BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


         000-16931                                        22-2894827
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(Commission file number)                       (IRS employer identification no.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (908) 429-2200
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Item 5. Other Events.

See Press Release, attached hereto as Exhibit 99.


Item 7. Exhibits.

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
Exhibit no.                     Description
     99                 Press Release dated August 21, 2002.
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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                UNITED NATIONAL BANCORP



                                By: /s/ Thomas C. Gregor
                                   --------------------------------------------
                                   Thomas C. Gregor, Chairman, President and
                                   Chief Executive Officer


Dated:   August 21, 2002


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                               INDEX TO EXHIBITS

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
EXHIBIT NO.                       DESCRIPTION

  99                       Press Release dated August 21, 2002.
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